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                        DRESDNER RCM CAPITAL FUNDS, INC.
                        SUPPLEMENT DATED OCTOBER 6, 1999
                       TO THE PROSPECTUS DATED MAY 3, 1999


THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "GROWTH EQUITY FUND" AT PAGE 10 OF THE PROSPECTUS:

Gary B. Sokol and Brian E. Dombkowski are primary portfolio managers of the Growth Equity Fund. Mr. Sokol was a primary portfolio manager of the Small Cap Fund from 1992 to 1997. He is a Managing Director of the Investment Manager, with which he has been associated since 1988. Mr. Dombkowski is an Assistant Director of the Investment Manager, with which he has been associated since 1995. Prior to joining Dresdner RCM, he worked for GE Investments in the international equities department following the telecommunications and banking industries.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "SMALL CAP FUND" AT PAGE 10 OF THE PROSPECTUS:

Matthew L. Blazei and Timothy M. Kelly are primary portfolio managers of the Small Cap Fund. Mr. Blazei has research and management responsibilities for small cap securities and is a Director of the Investment Manager, with which he has been associated since 1992. Mr. Kelly is a Director of the Investment Manager, with which he has been associated since 1995. Before joining Dresdner RCM, he received an MBA from The University of Chicago Graduate School of Business with concentrations in accounting and finance. He has participated in the management of portfolios on behalf of the Investment Manager since 1995.